October 31, 2014

DREYFUS INVESTMENT FUNDS

Dreyfus/The Boston Company Small Cap Growth Fund

 Supplement to the Statutory Prospectus and Summary Prospectus

dated January 31, 2014

The following information supersedes and replaces any contrary information contained in the section of the Summary Prospectus entitled "Fees and Expenses" and in the section of the Statutory Prospectus entitled "Fund Summary - Fees and Expenses":

Effective November 1, 2014, the fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until February 1, 2016, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of Class I and Class Y shares of the fund (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.95% and 0.90%, respectively.     On or after February 1, 2016, The Dreyfus Corporation may terminate this expense limitation at any time.